                                                                    EXHIBIT 99.7

CASE NAME:      KEVCO MANUFACTURING, LP                            ACCRUAL BASIS

CASE NUMBER:    401-40784-BJH-11

JUDGE:          BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           --------             -----

                              FORT WORTH DIVISION
                              ----------
                            MONTHLY OPERATING REPORT

                          MONTH ENDING: JUNE 30, 2001
                                        -------------

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Wilford W. Simpson                                  TREASURER
---------------------------------------     ------------------------------------
Original Signature of Responsible Party                   Title

WILFORD W. SIMPSON                                   AUGUST 24, 2001
---------------------------------------     ------------------------------------
Printed Name of Responsible Party                          Date


PREPARER:

/s/ Dennis S. Faulkner                             DEBTOR'S ACCOUNTANT
---------------------------------------     ------------------------------------
Original Signature of Preparer                            Title

DENNIS S. FAULKNER                                   AUGUST 24, 2001
---------------------------------------     ------------------------------------
Printed Name of Preparer                                   Date

CASE NAME:    KEVCO MANUFACTURING, LP                          ACCRUAL BASIS - 1

CASE NUMBER:  401-40784-BJH-11

COMPARATIVE BALANCE SHEET


                                                           SCHEDULED            MONTH            MONTH
ASSETS                                                       AMOUNT             MAY-01          JUNE-01         MONTH
------                                                     ---------            ------          -------         -----

1.      Unrestricted Cash (FOOTNOTE)                            41,683           15,478           3,739
2.      Restricted Cash
3.      Total Cash                                              41,683           15,478           3,739              0
4.      Accounts Receivable (Net) (FOOTNOTE)                 7,974,696        2,321,151               0
5.      Inventory (FOOTNOTE)                                14,793,828        1,890,477               0
6.      Notes Receivable
7.      Prepaid Expenses                                       196,584          129,240          29,975
8.      Other (Attach List)                                          0                0               0              0
9.      Total Current Assets                                23,006,791        4,356,346          33,714              0
10.     Property, Plant & Equip. (FOOTNOTE)                 32,082,187       13,793,868       2,220,574
11.     Less: Accumulated Depreciation (FOOTNOTE)           (7,696,543)      (2,766,863)       (250,320)
12.     Net Property, Plant & Equipment                     24,385,644       11,027,005       1,970,254              0
13.     Due From Insiders
14.     Other Assets - Net of Amortization (Attach List)     8,369,096                0               0              0
15.     Other (Attach List)                                 13,541,943       32,518,036      45,924,996              0
16.     Total Assets                                        69,303,474       47,901,387      47,928,964              0

POST PETITION LIABILITIES

17.     Accounts Payable                                                        127,980          77,023
18.     Taxes Payable (FOOTNOTE)                                                143,932          26,492
19.     Notes Payable
20.     Professional Fees
21.     Secured Debt
22.     Other (Attach List)                                                     634,232         151,317              0
23.     Total Post Petition Liabilities                                         906,144         254,832              0

PRE PETITION LIABILITIES

24.     Secured Debt (FOOTNOTE)                             75,885,064       38,219,089      15,018,882
25.     Priority Debt (FOOTNOTE)                             1,383,756
26.     Unsecured Debt (FOOTNOTE)                            5,139,545        3,621,987       2,914,831
27.     Other (Attach List)                                197,008,999      197,951,008     197,951,008              0
28.     Total Pre Petition Liabilities                     279,417,364      239,792,084     215,884,721              0
29.     Total Liabilities                                  279,417,364      240,698,228     216,139,553              0

EQUITY

30.     Pre Petition Owners' Equity                                        (210,107,292)   (210,107,292)
31.     Post Petition Cumulative Profit Or (Loss)                           (20,230,061)    (18,844,017)
32.     Direct Charges To Equity (Attach Explanation
        FOOTNOTE)                                                            37,540,512      60,740,720
33.     Total Equity                                                       (192,796,841)   (168,210,589)             0
34.     Total Liabilities and Equity                                         47,901,387      47,928,964              0

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:   KEVCO MANUFACTURING, LP                           SUPPLEMENT TO

CASE NUMBER: 401-40784-BJH-11                                ACCRUAL BASIS - 1


COMPARATIVE BALANCE SHEET


                                                                 SCHEDULED      MONTH        MONTH
ASSETS                                                             AMOUNT       MAY-01      JUNE-01       MONTH
------                                                           ---------      ------      -------       ------
A.                                                                                                   0           0
B.
C.
D.
E.

TOTAL OTHER ASSETS - LINE 8                                                0            0            0           0

A.     Goodwill: Consolidated Forest Products (FOOTNOTE)           8,369,096
B.
C.
D.
E.

TOTAL OTHER ASSETS NET OF AMORTIZATION - LINE 14                   8,369,096            0            0           0

A.     Intercompany Receivables (FOOTNOTE)                        13,541,943   32,518,036   45,924,996
B.
C.
D.
E.

TOTAL OTHER ASSETS - LINE 15                                      13,541,943   32,518,036   45,924,996           0

POST PETITION LIABILITIES

A.     Accrued Payroll                                                            409,289       44,013
B.     Accrued Liabilities (FOOTNOTE)                                             224,943      107,304
C.
D.
E.

TOTAL OTHER POST PETITION LIABILITIES - LINE 22                                   634,232      151,317           0

PRE PETITION LIABILITIES

A.     Interco. Payables (FOOTNOTE)                               68,508,999   69,451,008   69,451,008
B.     10 3/8% Senior Sub. Notes                                 105,000,000  105,000,000  105,000,000
C.     Sr. Sub. Exchangeable Notes                                23,500,000   23,500,000   23,500,000
D.
E.

TOTAL OTHER PRE PETITION LIABILITIES - LINE 27                   197,008,999  197,951,008  197,951,008           0

CASE NAME:    KEVCO MANUFACTURING, LP                        ACCRUAL BASIS - 2

CASE NUMBER:  401-40784-BJH-11

INCOME STATEMENT

                                                 MONTH        MONTH                     QUARTER
REVENUES                                        MAY-01       JUNE-01          MONTH       TOTAL
--------                                        ------       -------          -----     -------
1.   Gross Revenues                             2,829,039          5,906                2,834,945
2.   Less: Returns & Discounts                   (101,473)                               (101,473)
3.   Net Revenue                                2,727,566          5,906           0    2,733,472

COST OF GOODS SOLD

4.   Material                                   2,099,757             22                2,099,779
5.   Direct Labor                                 129,867                                 129,867
6.   Direct Overhead                              121,057          1,636                  122,693
7.   Total Cost of Goods Sold                   2,350,681          1,658           0    2,352,339
8.   Gross Profit                                 376,885          4,248           0      381,133

OPERATING EXPENSES

9.   Officer/Insider Compensation                  17,790         24,009                   41,799
10.  Selling & Marketing                            5,227                                   5,227
11.  General & Administrative                      36,358         18,213                   54,571
12.  Rent & Lease                                  15,490          1,423                   16,913
13.  Other (Attach List)                          321,418        375,589           0      697,007
14.  Total Operating Expenses                     396,283        419,234           0      815,517
15.  Income Before Non-Operating
     Income & Expense                             (19,398)      (414,986)          0     (434,384)

OTHER INCOME & EXPENSES

16.  Non-Operating (Income) (Att List)             (2,542)    (2,260,416)          0   (2,262,958)
17.  Non-Operating Expense (Att List)             245,551        157,988           0      403,539
18.  Interest Expense                                                                           0
19.  Depreciation/Depletion                         2,110                                   2,110
20.  Amortization                                                                               0
21.  Other (Attach List)                                                                        0
22.  Net Other Income & (Expenses)               (245,119)     2,102,428           0    1,857,309

REORGANIZATION EXPENSES

23.  Professional Fees                                           301,398                  301,398
24.  U.S. Trustee Fees                                                                          0
25.  Other (Attach List)                                                                        0
26.  Total Reorganization Expenses                      0        301,398           0      301,398
27.  Income Tax                                                                                 0
28.  Net Profit (Loss)                           (264,517)     1,386,044           0    1,121,527

This form  x   does     does not have related footnotes on Footnotes Supplement.
          ---       ---

CASE NAME:         KEVCO MANUFACTURING, LP                        SUPPLEMENT TO

CASE NUMBER:               401-40784-BJH-11                    ACCRUAL BASIS - 2


INCOME STATEMENT

                                                                      MONTH        MONTH                    QUARTER
OPERATING EXPENSES                                                    MAY-01      JUNE-01       MONTH        TOTAL
------------------                                                    ------      -------       -----       -------
A.   Payroll & Employee Benefits                                      207,732      382,932                   590,664
B.   Insurance Expense                                                 60,379                                 60,379
C.   Utilities and Telephone                                            6,582       (7,343)                     (761)
D.   Taxes                                                             46,725                                 46,725
E.                                                                                                                 0
     TOTAL OTHER OPERATING                                            321,418      375,589          0        697,007
       EXPENSES - LINE 13

OTHER INCOME & EXPENSES

A.   Miscellaneous Income                                              (2,542)      (3,332)                   (5,874)
B.   Gain on sales of Better Bath and Duo-Form (FOOTNOTE)                       (2,257,084)               (2,257,084)
C.                                                                                                                 0
       TOTAL NON-OPERATING INCOME                                      (2,542)  (2,260,416)         0     (2,262,958)
         - LINE 16
A.   Interco. working capital charge                                   20,900                                 20,900
B.   Loss on sale of Design Comp. (FOOTNOTE)                          224,651                                224,651
C.   Miscellaneous expenses                                                        157,988                   157,988
D.

       TOTAL NON-OPERATING                                            245,551      157,988          0        403,539
         EXPENSE - LINE 17

REORGANIZATION EXPENSES

A.                                                                                                                 0
B.                                                                                                                 0
C.                                                                                                                 0
D.                                                                                                                 0
E.                                                                                                                 0
TOTAL OTHER REORGANIZATION
   EXPENSES - LINE 25                                                       0            0          0              0

CASE NAME:     KEVCO MANUFACTURING, LP                         ACCRUAL BASIS - 3

CASE NUMBER:   401-40784-BJH-11

CASH RECEIPTS AND                                       MONTH          MONTH                      QUARTER
DISBURSEMENTS                                           MAY-01        JUNE-01        MONTH         TOTAL
-----------------                                       ------        -------        -----        -------
1.   Cash - Beginning Of Month                          SEE ATTACHED SUPPLEMENT AND FOOTNOTE

RECEIPTS FROM OPERATIONS

2.   Cash Sales

COLLECTION OF ACCOUNTS RECEIVABLE

3.   Pre Petition
4.   Post Petition
5.   Total Operating Receipts

NON-OPERATING RECEIPTS

6.   Loans & Advances (Attach List)
7.   Sale of Assets
8.   Other (Attach List)
9.   Total Non-Operating Receipts
10.  Total Receipts
11.  Total Cash Available

OPERATING DISBURSEMENTS

12.  Net Payroll
13.  Payroll Taxes Paid
14.  Sales, Use & Other Taxes Paid
15.  Secured / Rental / Leases
16.  Utilities
17.  Insurance
18.  Inventory Purchases
19.  Vehicle Expenses
20.  Travel
21.  Entertainment
22.  Repairs & Maintenance
23.  Supplies
24.  Advertising
25.  Other (Attach List)
26.  Total Operating Disbursements

REORGANIZATION DISBURSEMENTS

27.  Professional Fees
28.  U.S. Trustee Fees
29.  Other (Attach List)
30.  Total Reorganization Expenses
31.  Total Disbursements
32.  Net Cash Flow
33.  Cash - End of Month

This form  x   does     does not have related footnotes on Footnotes Supplement.
          ---       ---

CASE NAME:    KEVCO MANUFACTURING LP             SUPPLEMENT TO ACCRUAL BASIS -3
                                                 JUNE, 2001
CASE NUMBER:  401-40784-BJH-11                   CASH RECEIPTS AND DISBURSEMENTS

                                              DIST LP         MFG          MGMT      HOLDING    COMP     KEVCO INC        TOTAL
                                              -------      ----------    ----------  --------  ------   -----------    ----------

 1     CASH-BEGINNING OF MONTH                       28        15,478    16,261,944     5,010    6,050        1,000    16,289,510

   RECEIPTS FROM OPERATIONS
 2     CASH SALES                                    --            --                                                          --
   COLLECTION OF ACCOUNTS RECEIVABLE
 3     PRE PETITION                                  --            --                                                          --
 4     POST PETITION                            155,454       408,048                                                     563,502

 5     TOTAL OPERATING RECEIPTS                 155,454       408,048            --        --       --           --       563,502

   NON OPERATING RECEIPTS
 6     LOANS & ADVANCES                                            --                                                          --
 7     SALE OF ASSETS                           300,000    13,335,176       365,203                                    14,000,379
 8     OTHER                                     49,423         1,171        50,046        --       --           --       100,640
       INTERCOMPANY TRANSFERS                   466,052      (275,474)     (190,578)       --       --                         --
                   SALE EXPENSE REIMBURSEMENT
                   LIFE INSURANCE CASH VALUE
                   RENT
                   TAX REFUND
                   MISC.                         49,423                                             --
                   INTEREST INCOME                                           50,046

 9     TOTAL NON OPERATING RECEIPTS             815,475    13,060,873       224,671        --       --           --    14,101,019

10     TOTAL RECEIPTS                           970,929    13,468,921       224,671        --       --           --    14,664,521

11     CASH AVAILABLE                           970,957    13,484,399    16,486,615     5,010    6,050        1,000    30,954,031

   OPERATING DISBURSEMENTS
12     NET PAYROLL                              166,627        66,305       169,505                                       402,437
13     PAYROLL TAXES PAID                                          --       167,389                                       167,389
14     SALES, USE & OTHER TAXES PAID                281            --                                                         281
15     SECURED/RENTAL/LEASES                    215,126         6,622        38,617                                       260,365
16     UTILITIES                                 76,221        48,459         3,480                                       128,160
17     INSURANCE                                 31,699            --       166,527                                       198,226
18     INVENTORY PURCHASES                        3,055        28,101            --                                        31,156
19     VEHICLE EXPENSE                              906            --            --                                           906
20     TRAVEL                                    10,030         8,043           143                                        18,216
21     ENTERTAINMENT                                 --            --            --                                            --
22     REPAIRS & MAINTENANCE                      6,736         2,505         2,703                                        11,944
23     SUPPLIES                                   1,157         8,190        30,130                                        39,477
24     ADVERTISING                                                                                                             --
25     OTHER                                    459,119    13,011,037    10,134,199       379      382           --    23,605,116
                LOAN PAYMENTS                   300,000    12,883,776    10,000,000                                    23,183,776
                FREIGHT                          15,800       112,046         4,535                                       132,381
                CONTRACT LABOR                    1,917            --        23,505                                        25,422
                401 K PAYMENTS                                     --        40,675                                        40,675
                PAYROLL TAX ADVANCE ADP                                                                                        --
                WAGE GARNISHMENTS                                             3,746                                         3,746
                MISC.                           141,402        15,215        61,738       379      382                    219,116

26     TOTAL OPERATING DISBURSEMENTS            970,957    13,179,262    10,712,693       379      382           --    24,863,673

   REORGANIZATION DISBURSEMENTS
27     PROFESSIONAL FEES                                      301,398       347,517                                       648,915
28     US TRUSTEE FEES                                             --        31,250                                        31,250
29     OTHER                                                                                                                   --
30     TOTAL REORGANIZATION EXPENSE                  --       301,398       378,767        --       --           --       680,165

31     TOTAL DISBURSEMENTS                      970,957    13,480,660    11,091,460       379      382           --    25,543,838

32     NET CASH FLOW                                (28)      (11,739)  (10,866,789)     (379)    (382)          --   (10,879,317)

33     CASH - END OF MONTH                           --         3,739     5,395,155     4,631    5,668        1,000     5,410,193

CASE NAME:     KEVCO MANUFACTURING, LP                         ACCRUAL BASIS - 4

CASE NUMBER:   401-40784-BJH-11


                                                            SCHEDULED           MONTH             MONTH
ACCOUNTS RECEIVABLE AGING                                    AMOUNT             MAY-01            JUNE-01           MONTH
-------------------------                                   ---------           ------            -------           -----
1.   0 - 30                                                                      1,898,279              0
2.   31 - 60                                                                       388,094
3.   61 - 90                                                                        34,778
4.   91 +
5.   Total Accounts Receivable                               7,974,696           2,321,151              0               0
6.   (Amount Considered Uncollectible)
7.   Accounts Receivable (Net)                               7,974,696           2,321,151              0               0

AGING OF POST PETITION                                     MONTH:     JUNE-01
TAXES AND PAYABLES                                               ---------------

                                         0 - 30              31 - 60          61 - 90           91 +
TAXES PAYABLE                             DAYS                DAYS              DAYS            DAYS        TOTAL
-------------                            ------              -------          -------           ----        -----
1.   Federal                                                                                                    --
2.   State                                 5,000                                                             5,000
3.   Local                                                                                                      --
4.   Other (See Below)                    21,492                                                            21,492
5.   Total Taxes Payable                  26,492                --               --             --          26,492
6.   Accounts Payable                     77,023                                                --          77,023



STATUS OF POST PETITION TAXES                              MONTH:     JUNE-01
                                                                 ---------------

                                                          BEGINNING TAX       AMOUNT WITHHELD                   ENDING TAX
FEDERAL                                                    LIABILITY*         AND/OR ACCRUED   (AMOUNT PAID)     LIABILITY
-------                                                   -------------      ---------------   -------------    ----------
1.   Withholding **                                                                  7,604        (7,604)               0
2.   FICA - Employee **                                                              6,310        (6,310)               0
3.   FICA - Employer **                                                              6,310        (6,310)               0
4.   Unemployment                                                                      123          (123)               0
5.   Income                                                                                                             0
6.   Other (Attach List)                                                                                                0
7.   Total Federal Taxes                                             0              20,347       (20,347)               0

STATE AND LOCAL

8.   Withholding                                                                       863          (863)               0
9.   Sales (FOOTNOTE)                                           10,984                            (5,984)           5,000
10.  Excise                                                                                                             0
11.  Unemployment                                                                      746          (746)               0
12.  Real Property                                                                                                      0
13.  Personal Property (FOOTNOTE)                              132,948                          (111,456)          21,492
14.  Other (Attach List)                                                                                                0
15.  Total State And Local                                     143,932               1,609      (119,049)          26,492
16.  Total Taxes                                               143,932              21,956      (139,396)          26,492

 * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form  x   does     does not have related footnotes on Footnotes Supplement.
          ---       ---

CASE NAME:     KEVCO MANUFACTURING, LP                         ACCRUAL BASIS - 5

CASE NUMBER:   401-40784-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations,

                                                           MONTH:   JUNE-01
                                                                 --------------

BANK RECONCILIATIONS                          Account # 1          Account # 2
--------------------                          -----------          -----------
A.   BANK:                                  Bank of America     GWJones Exch Bank     Other Accounts
B.   ACCOUNT NUMBER:                          3751764595           0005006226         (Attach List)          TOTAL
C.   PURPOSE (TYPE):                      DIP Disbursement-BB  DIP Disbursement-DF
1.   Balance Per Bank Statement                  25,984                3,673                  --             29,657
2.   Add: Total Deposits Not Credited                                     --                  --                 --
3.   Subtract: Outstanding Checks               (20,624)                (244)                 --            (20,868)
4.   Other Reconciling Items                     (5,057)                   7                  --             (5,050)
5.   Month End Balance Per Books                    303                3,436                  --              3,739
6.   Number of Last Check Written                   N/A                  N/A

INVESTMENT ACCOUNTS

                                                DATE OF        TYPE OF
BANK, ACCOUNT NAME & NUMBER                     PURCHASE      INSTRUMENT             PURCHASE PRICE      CURRENT VALUE
---------------------------                     --------      ----------             --------------      -------------
7.
8.
9.
10.  (Attach List)
11.  Total Investments

CASH

12.  Currency On Hand                                                                                            --
     Reclass to Accounts Payable
13.  Total Cash - End of Month                                                                                3,739

This form     does  x   does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:    KEVCO MANUFACTURING, LP                          ACCRUAL BASIS - 6

CASE NUMBER:  401-40784-BJH-11

                                                             MONTH:   JUNE-01
                                                                   -------------

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS

                                      TYPE OF                             AMOUNT               TOTAL PAID
            NAME                      PAYMENT                              PAID                 TO DATE
            ----                      -------                             ------               ----------
1.   Lee Denham                   Payroll/severance                                              134,620
2.   Lee Denham                   Expense Reimb.                                                     254
3.   Jim Connors                  Consulting fees and expenses            24,009                  93,897
4.
5.   (Attach List)
6.   Total Payments To Insiders                                           24,009                 228,771


                                  PROFESSIONALS


                                        DATE OF
                                      COURT ORDER                                                              TOTAL
                                      AUTHORIZING              AMOUNT         AMOUNT          TOTAL PAID      INCURRED
            NAME                        PAYMENT               APPROVED         PAID            TO DATE       & UNPAID*
            ----                      -----------             --------        -------         ----------     ---------
1.   Gordion Group                       03/20/01              301,398        301,398            301,398         --
2.
3.
4.
5.   (Attach List)
6.   Total Payments To Professionals                           301,398        301,398            301,398         --

     *    Include all fees incurred, both approved and unapproved

       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                               PROTECTION PAYMENTS

                                                         SCHEDULED          AMOUNTS
                                                          MONTHLY            PAID              TOTAL
                                                         PAYMENTS            DURING          UNPAID POST
        NAME OF CREDITOR                                    DUE              MONTH            PETITION
        ----------------                                 ---------          -------          -----------
1.   Bank of America (FOOTNOTE)                             N/A           $23,200,207        $15,018,882
2.   Status of Leases Payable (FOOTNOTE)                                  Unknown
3.
4.
5.   (Attach List)
6.   TOTAL                                                  $--           $23,200,207        $15,018,882

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:     KEVCO MANUFACTURING, LP                         ACCRUAL BASIS - 7

CASE NUMBER:   401-40784-BJH-11

                                                               MONTH:  JUNE-01
                                                                      ---------

QUESTIONNAIRE

                                                                                                          YES           NO
                                                                                                          ---           --
1.     Have any Assets been sold or transferred outside the normal course of
       business this reporting period?                                                                     X

2.     Have any funds been disbursed from any account other than a debtor in
       possession account?                                                                                              X

3.     Are any Post Petition Receivables (accounts, notes, or loans) due from
       related parties?                                                                                    X

4.     Have any payments been made on Pre Petition Liabilities this                                        X
       reporting period?

5.     Have any Post Petition Loans been received by the debtor from any party?                                         X

6.     Are any Post Petition Payroll Taxes past due?                                                                    X

7.     Are any Post Petition State or Federal Income Taxes past due?                                                    X

8.     Are any Post Petition Real Estate Taxes past due?                                                                X

9.     Are any other Post Petition Taxes past due?                                                                      X

10.    Are any amounts owed to Post Petition creditors delinquent?                                                      X

11.    Have any Pre Petition Taxes been paid during the reporting period?                                               X

12.    Are any wage payments past due?                                                                                  X

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.

SEE FOOTNOTE

INSURANCE

                                                                                                          YES           NO
                                                                                                          ---           --
1.     Are Worker's Compensation, General Liability and other necessary
       insurance coverages in effect?                                                                      X

2.     Are all premium payments paid current?                                                              X

3.     Please itemize policies below.

If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.


                              INSTALLMENT PAYMENTS


            TYPE OF POLICY                       CARRIER                     PERIOD COVERED            PAYMENT AMOUNT & FREQUENCY
            --------------                       -------                     --------------            --------------------------


Property                                Lexington, Allianz                   5/29/00-9/1/01            Annual          $ 171,771

Group Health                            Blue Cross/Blue Shield       Debtor is self-insured            Annual         1,709,506

Auto                                    Liberty Mutual                        9/1/00-9/1/01            Annual            101,505

General Liability                       Liberty Mutual                        9/1/00-9/1/01            Annual            141,519

Umbrella                                National Union                        6/1/00-9/1/01            Annual             46,651

Workers Compensation                    Liberty Mutual                        9/1/00-9/1/01            Annual            644,601


This form  x   does     does not have related footnotes on Footnotes Supplement.
          ---       ---

CASE NAME:       KEVCO MANUFACTURING, LP                  FOOTNOTES SUPPLEMENT

CASE NUMBER:     401-40784-BJH-11                             ACCRUAL BASIS

                                                       MONTH:   JUNE 30, 2001
                                                              -----------------



ACCRUAL
BASIS
FORM
NUMBER         LINE NUMBER              FOOTNOTE/EXPLANATION
------         -----------              ----------------------
                                        Pursuant to the February 12, 2001 Order (1) Authorizing Continued Use of
1                     1                 Existing Forms and Records; (2) Authorizing Maintenance of Existing Corporate
3                     1                 Bank Accounts and Cash Management System; and (3) Extending Time to Comply with
                                        11 U.S.C. Section 345 Investment Guidelines, funds in the Bank of America and
                                        Key Bank deposit accounts are swept daily into Kevco's lead account number
                                        1295026976. The Bank of America lead account is administered by, and held in the name of, Kevco Management Co. (co-debtor, Case No. 401-40788-BJH-11).
                                        Accordingly, all cash receipts and disbursements flow through Kevco Management's
                                        Bank of America DIP account. A schedule allocating receipts and disbursements among Kevco, Inc. and its subsidiaries is included in this report as a
                                        Supplement to Accrual Basis -3. Debtor maintains two small petty cash accounts that are included in the cash supplement schedule.

1                   4,5                 (A)  Pursuant to an Asset Purchase Agreement approved by the Court on
1                 10,11                 February 23, 2001 and effective as of the same date among Kevco, Inc., Kevco
1                   14A                 Manufacturing, LP, Wingate Management Co. II, LP and Adorn, LLC, certain
1                    24                 assets and liabilities of Design Components, a division of Kevco
1                    26                 Manufacturing, were transferred to Adorn, LLC. At the effective date of
2               16B,17B                 purchase, Buyer assumed certain executory contracts, approximately $1.6
6                     1                 million of debtor's unsecured pre-petition liabilities, $3.5 million of
7                   1,4                 accounts receivable, $5 million of inventory and $2.2 million (book value)
                                        of property and equipment. Payment was made directly to Bank of America, the secured lender, thereby reducing pre-petition secured debt. Kevco,
                                        Inc.'s report reflects the transaction detail (see Footnote 1,32).

                                        (B)  Pursuant to an Asset Purchase Agreement approved by the Court on
                                        April 3, 2001 and effective as of the same date among Universal Forest Products
                                        Eastern Division, Inc. and Kevco Manufacturing, LP, Universal purchased the assets (inventory, equipment, machinery and five of the seven facilities at which Sunbelt Wood Components Division operates) of the Sunbelt division of
                                        Kevco Manufacturing, LP. Approximately $7 million in sales proceeds were paid directly to Bank of America thereby reducing pre-petition secured debt. In the course of recording this transaction, the goodwill associated with the purchase of Consolidated Forest Products was eliminated.

                                        (C)  Debtor paid $15 million from available cash during April and $10 million during June to Bank of America to reduce pre-petition secured debt.

                                        (D)  Pursuant to an Asset Purchase Agreement approved by the Court on April 25,
                                        2001 and effective as of April 30, 2001, Alliance Investment and Management
                                        Company, Inc. purchased most of the assets (inventory, equipment, machinery and two of seven facilities) of the South Region of Kevco Distribution, LP.
                                        Approximately $4 million in sales proceeds were paid directly to Bank of
                                        America thereby reducing pre-petition secured debt.

                                        (E)  Pursuant to an Asset Purchase Agreement approved by the Court on May 21,
                                        2001 and effective June 1, 2001, Drew Industries Incorporated purchased substantially all of the assets used by the Better Bath Division of Kevco
                                        Manufacturing, LP. Approximately $8 million of the sales proceeds were paid directly to Bank of America thereby reducing pre-petition secured debt. In addition, certain executory contracts, unexpired leases and vendor agreements were assumed thereby reducing unsecured non-priority debt.

                                        (F)  Pursuant to an Asset Purchase Agreement approved by the Court on May 21,
                                        2001 and effective June 1, 2001, Duo-Form Acquisition Corporation purchased substantially all of the assets used by the Duo-Form Division of Kevco
                                        Manufacturing, LP. Approximately $5 million of the sales proceeds were paid directly to Bank of America thereby reducing pre-petition secured debt. In addition, certain executory contracts and unexpired leases were assumed thereby reducing unsecured non-priority debt.


ACCRUAL
BASIS
FORM
NUMBER         LINE NUMBER              FOOTNOTE/EXPLANATION
------         -----------              ----------------------
1                   22B                 The Debtor records on its books accruals for certain liabilities based on historical estimates. While the known creditors were listed on the Debtor's
                                        Schedules, the estimated amounts were not. Accordingly, for purposes of this report, the accrued liabilities are reflected as post-petition "Accrued
                                        Liabilities."

1                    25                 Pursuant to Order dated February 12, 2001 and Supplemental Order dated March 14,
                                        2001, debtors were authorized to pay pre-petition taxes, salaries and wages up to a maximum of $4,300 per employee. Debtors were also (a) allowed to pay accrued vacation to terminated employees and (b) permitted to continue allowing employees to use vacation time as scheduled.

1                    32                 The direct charges to equity are due to secured debt reductions pursuant to asset sales by Debtor and its co-debtors as well as direct cash payments of $25 million (see footnote 1,24). The secured debt owed to Bank of America by Kevco,
                                        Inc. (Case No. 401-40783-BJH-11) has been guaranteed by all of its co-debtors
                                        (see Footnote 1,27A); therefore, the secured debt is reflected as a liability on all of the Kevco entities. The charge to equity is simply an adjustment to the balance sheet.

6                     2                 The Debtor is the lessee on hundreds of real and personal property leases, the vast majority of which have been or will soon be rejected. The Debtor does not isolate monthly payments due or paid on account of such leases. Instead, all lease payments are reflected in the Debtor's accounts payable system. To separately identify monthly accruals and payments on leases would require an enormous outlay of the Debtor's accounting personnel and professionals. The
                                        Debtor simply does not have available to it the resources that would be required to provide the detail requested. If any party-in-interest desires specific information about any specific lease, the Debtor will provide such information upon request.

1                   15A                 Intercompany receivables/payables are from/to co-debtors Kevco Management Co.
1                   27A                 (Case No. 401-40788-BJH-11), Kevco Distribution, LP (Case No. 401-40789-BJH-11),
7                     3                 Kevco Holding, Inc. (Case No. 401-40785-BJH-11), DCM Delaware, Inc. (Case No.
                                        401-40787-BJH-11), Kevco GP, Inc. (Case No. 401-40786-BJH-11), Kevco Components,
                                        Inc. (Case No. 401-40790-BJH-11), and Kevco, Inc. (Case No. 401-40783-BJH-11).

1                    18                 Sales and property tax owing are accruals only and not yet due.
4                 9, 13
